Exhibit 32


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing by Aries Ventures Inc. (the "Company") of its Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2005 (the "Quarterly Report") with the Securities and Exchange Commission, I, Robert
N. Weingarten, the President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                          /s/ ROBERT N. WEINGARTEN
Date:  August 8, 2005                By:  ________________________
                                          Robert N. Weingarten
                                          President and Chief
                                          Financial Officer